Exhibit 10.70
ASSIGNMENT FORM

FOR VALUE RECEIVED, Craig W. Philips hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (NVCW-79) with respect to the number of shares of Non-Voting Common Stock covered thereby set forth below, to:

Name of Assignee	Address/Email	No. of Shares

Whetstone Ventures LLC	[***]	180,000 (i.e., all vested shares)

Date as of: 1/1/2020	Signature:	/s/ Craig Philips